UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2006

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31305	22-3802649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 18, 2006, Foster Wheeler Ltd. (the “Company”) announced that management had determined that Mr. Bernard H. Cherry’s tenure as the Company’s chief executive officer of its Global Power Group will end effective June 16, 2006. The Company is very grateful to Mr. Cherry for his significant contributions over the past three and one half years and the important role he played in the successful turn around of the Company. Initially following Mr. Cherry’s departure, the Company’s Chief Executive Officer, Mr. Raymond J. Milchovich, will assume Mr. Cherry’s management responsibilities. A copy of the Company’s press release regarding this announcement is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

   99.1 Press release, dated May 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: May 18, 2006	By:	/s/ Brian K. Ferraioli
Brian K. Ferraioli
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 18, 2006.